UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                          Cadence Resources Corporation

               (Exact Name of Registrant as Specified in Charter)

            Utah                   0-25170                 87-0306609
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(State or Other Jurisdiction     (Commission              (IRS Employer
      of Incorporation)           File No.)            Identification No.)

6 East Rose Street, P.O. BOX 2056, Walla Walla, WA            99362
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(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (509) 526-3491

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 31, 2005, Cadence Resources Corporation ("Cadence"), Aurora Acquisition Corp., a wholly owned subsidiary of Cadence, and Aurora Energy Ltd. ("Aurora") entered into a definitive merger agreement providing for the acquisition of all of the outstanding shares and options of Aurora by Cadence. Upon consummation of the merger, (i) Cadence will issue two shares of its common stock for each share of Aurora common stock, (ii) all options and warrants to purchase Aurora common stock shall become options or warrants to receive shares of Cadence common stock, and (iii) Aurora will become a wholly owned subsidiary of Cadence.

      On January 31, 2005, Cadence entered into a purchase agreement (the "Purchase Agreement") with twenty two accredited investors (each of whom is listed on the schedules of purchasers to the purchase agreement) pursuant to which the investors purchased 7,810,000 shares of common stock and warrants to purchase 14,050,000 shares of common stock at an exercise price of $1.75 per share for $9,762,500. The Nathan A. Low Family Trust dated 4/12/96 and Bear Stearns as Custodian for Nathan A. Low Roth IRA, both of which are controlled by Nathan Low, a greater than 10% holder of Cadence's common stock, invested in Cadence pursuant to the Purchase Agreement. Sunrise Securities Corporation, an affiliate of Nathan Low, will receive a commission equal to $976,250 and a warrant to purchase 2,186,000 shares of Cadence's common stock for services rendered as the placement agent in the transaction.

      On January 31, 2005, Cadence entered into an agreement with the seven accredited investors (each of whom signed the agreement) in its April 2004 private placement pursuant to which the Company was permitted to repay the $6,000,000 in notes held by such investors without any prepayment penalties in exchange for the exercise price of the warrants to purchase 765,000 shares of common stock issued in the April 2004 private placement being reduced from $4.00 per share to $1.25 per share. $5,000,000 of the notes were repaid in cash and $1,000,000 of the notes were converted into common stock and warrants of Cadence pursuant to the Purchase Agreement. Nathan Low, a greater than 10% holder of Cadence's common stock, and Lisa Low, Nathan Low's wife, as Custodian for Gabriel S. Low UNYGMA were two of the eight accredited investors involved in this transaction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

          EXHIBIT
          NUMBER    DESCRIPTION
          ------    -----------

          4.1       Form of Warrant to be issued to the January 2005 investors

          10.1 Merger Agreement between Cadence and Aurora Energy Ltd., dated January 31, 2005

          10.2      Purchase   Agreement   between  Cadence  and  the  investors
                    signatory thereto, dated January 31, 2005

          10.3 Agreement between Cadence and the April 2004 investors, dated January 31, 2005

          99.1      Press Release dated February 1, 2005

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2005

                                    CADENCE RESOURCES CORPORATION

                                    By: /s/ John P. Ryan
                                        ----------------------------------------
                                        Name: John P. Ryan
                                        Title:  Chief Financial Officer

                                  EXHIBIT INDEX

          EXHIBIT
          NUMBER    DESCRIPTION
          ------    -----------

          4.1       Form of Warrant to be issued to the January 2005 investors

          10.1 Merger Agreement between Cadence and Aurora Energy Ltd., dated January 31, 2005

          10.2      Purchase   Agreement   between  Cadence  and  the  investors
                    signatory thereto, dated January 31, 2005

          10.3 Agreement between Cadence and the April 2004 investors, dated January 31, 2005

          99.1      Press Release dated February 1, 2005